UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 15, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of New Fortress Energy Inc. (the “Company”), based on the recommendation of management, determined that the Company’s previously issued audited consolidated financial statements for the years ended December 31, 2024 and 2023 included in its Annual Report on Form 10-K/A filed on June 30, 2025, and each of the Company’s previously issued unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q as of and for each of the interim periods in 2025 and 2024 (each a “Prior Period Financial Statement” and collectively the “Prior Period Financial Statements”), should no longer be relied upon due to the impact of errors as described below. Similarly, any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results or other financial information for the periods covered by the Previous Filings, should no longer be relied upon related to the same matters.

During the preparation of the Company’s consolidated financial statements for the year ended December 31, 2025, the Company identified errors in the Company’s historical consolidated statements of cash flows in the Prior Period Financial Statements. During the periods covered by the Prior Period Financial Statements, the Company delayed payments to certain vendors on certain significant development projects, which allowed the Company to improve the Company’s working capital and liquidity. Payments for capital expenditures significantly outside of a vendor’s customary payment terms should be classified as financing activities, as opposed to investing activities, and the Company will restate the Prior Period Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) to reclassify these payments. The restatement will result in a reduction of cash outflows from investing activities and an increase to cash outflows from financing activities, as well as the correction of other insignificant errors. Additionally, the Company’s unaudited consolidated financial statements as of and for each of the quarters within 2025 will be restated to correct an error in the capitalization of interest and other insignificant errors. The Company cannot provide assurance that other material errors will not be identified.

The Company previously disclosed that it identified a material weakness in the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2024, and the Company has identified and disclosed additional material weaknesses throughout 2025. As a result of the restatement described above, management re-evaluated the effectiveness of the Company’s ICFR as of December 31, 2024 and expects to identify an additional material weakness(es) in the Company’s ICFR. The Company will provide further specifics on the material weakness(es) in its ICFR and its plan of remediation to address such weakness(es) in the 2025 Annual Report, which the Company will file as soon as practicable. The adjustments that will be recorded in the restated financial statements did not result from any override of controls or misconduct.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01. Regulation FD Disclosure.
Cleansing Material
On March 17, 2026, the Company entered into a restructuring support agreement (the “RSA”) providing for a comprehensive restructuring of the Company’s principal funded debt obligations (the “Transaction”), as previously reported on the Company’s Current Report on Form 8-K filed on March 17, 2026. Beginning in the second half of 2025, the Company commenced discussions with (i) certain members of an ad hoc group of holders (the “2029 New Notes Noteholder Group”) of the 12.000% Senior Secured Notes due 2029 issued by NFE Financing LLC, a wholly-owned, indirect subsidiary of the Company, (ii) certain members of an ad hoc group of term lenders (the “Term Loan B Group”) under that certain Credit Agreement, dated as of October 30, 2023, by and among the Company, as the borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and (iii) certain holders of debt (the “Revolving Lender Group”) under that certain Credit Agreement, dated as of April 15, 2021, by and among the Company, as the borrower, the guarantors from time to time party thereto, the lenders and issuing banks from time to time party thereto, and MUFG Bank Ltd., as administrative agent and collateral agent, and other stakeholders concerning the Transaction. The Company held similar discussions with certain holders (the “Legacy Noteholders”) of (1) the Company’s 6.500% Senior Secured Notes

due 2026 and (2) the Company’s 8.750% Senior Secured Notes due 2029 beginning in 2026. The Company undertook its discussions with the 2029 New Notes Noteholder Group, the Term Loan B Group, and the Legacy Noteholders on a confidential basis pursuant to certain confidentiality agreements (the “Confidentiality Agreements”). The Confidentiality Agreements require the Company to publicly disclose certain confidential information provided to such parties in connection with such discussions (the “Cleansing Material”) upon the occurrence of certain events. The Company is furnishing the Cleansing Material as Exhibit 99.1 in satisfaction of its obligations under the Confidentiality Agreements.

The Cleansing Material was prepared for purposes of discussion with parties to the Confidentiality Agreements and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon to make an investment decision with respect to the Company nor as a prediction of future events. Neither the Company nor any of its affiliates or representatives or any third party has made or makes any representation to any person regarding the accuracy or completeness of the Cleansing Material, and none of them undertakes any obligation to update the Cleansing Material after March 17, 2026, or to reflect the occurrence of future events.

The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information set forth in this Current Report on Form 8-K and the exhibits attached hereto are not an offer to sell or exchange, or solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.

Cautionary Note on Information Regarding Projections

The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in the Cleansing Material were not prepared with a view towards public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission (the “SEC”) or the guidelines established by the Public Company Accounting Oversight Board for the presentation and preparation of “prospective financial information.” The Company generally does not publicly disclose detailed prospective financial information. The Projections were prepared solely for the limited purpose of providing information in connection with the Company’s discussions about a potential transaction and should not be relied on to make an investment decision with respect to the Company.

The Projections have been prepared by, and are the responsibility of, the Company’s management. The Projections do not purport to present the Company’s financial condition in accordance with generally accepted accounting principles in the United States (“GAAP”). Neither the Company’s independent registered public accounting firm nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections.

The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report, and readers are cautioned not to place undue reliance on the prospective financial information.

The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day.

The Projections include non-GAAP financial measures, as described in the Cleansing Material. The Company cannot provide a reconciliation between the non-GAAP financials measures included in the Projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results.

Cautionary Statement Regarding Forward Looking Statements

The information in this Current Report on Form 8-K and the attached Cleansing Material includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K and the attached Cleansing Material to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Company’s ability to complete the review and restatement procedures described in this Current Report on Form 8-K, and the impacts thereof; the anticipated timing of the filing of the 2025 Annual Report and ICFR; the Company’s expected results for three and twelve months ending December 31, 2025; the Transaction described above, including the Company’s ability to complete the Transaction on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Transaction. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any further delay in the filing of the 2025 Annual Report or other required periodic reports, whether a restatement or correction of financial results will be required for other accounting issues and adverse effects on the Company related to the disclosures made in this Current Report on Form 8-K. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Cleansing Material, dated as of March 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: March 17, 2026	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer